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                                The Munder Funds
                        Supplement Dated August 15, 2002
                      to Prospectus Dated October 31, 2001
                               Class Y Shares of:

  Munder Balanced Fund, Munder Bio(Tech)/2/ Fund, Munder Digital Economy Fund,
     Munder Future Technology Fund, Munder International Equity Fund, Munder International NetNet Fund, Munder Large-Cap Growth Fund, Munder Large-Cap Value
      Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder NetNet Fund, Munder Power Plus Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small
      Company Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund,
  Framlington International Growth Fund, Munder Bond Fund, Munder Intermediate
    Bond Fund, Munder International Bond Fund, Munder U.S. Government Income
      Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Cash Investment Fund,
        Munder Money Market Fund, Munder Tax-Free Money Market Fund, and
                     Munder U.S. Treasury Money Market Fund


       MERGER OF MUNDER MONEY MARKET FUND INTO MUNDER CASH INVESTMENT FUND

On August 13, 2002, the Boards of Directors/Trustees of The Munder Funds Inc. and The Munder Funds Trust approved the merger of the Munder Money Market Fund into the Munder Cash Investment Fund and called for a meeting of the shareholders of the Money Market Fund to vote on this merger. The meeting of shareholders is expected to occur in late 2002.

The merger is being proposed due to the small asset size, lack of expected asset growth and decreasing yields of the Money Market Fund. The Board, which carefully considered the proposal and determined it to be in the best interests of shareholders, believes the merger provides a substantially similar investment alternative for shareholders with lower expenses.

If the merger is approved by the Money Market Fund shareholders, shares of the Munder Money Market Fund will be converted on a tax-free basis into shares of the Munder Cash Investment Fund in an amount based on relative net asset values on the conversion date.

SUPPROY802

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                                The Munder Funds
                        Supplement Dated August 15, 2002
          To Statement of Additional Information Dated October 31, 2001

  Munder Balanced Fund, Munder Bio(Tech)/2/ Fund, Munder Future Technology Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Large-Cap Growth
 Fund, Munder Large-Cap Value Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder NetNet Fund, Munder Power
  Plus Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets
Fund, Munder Framlington Healthcare Fund,Framlington International Growth Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund,
 Munder U.S. Government Income Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Cash
Investment Fund, Munder Money Market Fund, Munder Tax-Free Money Market Fund and
                     Munder U.S. Treasury Money Market Fund


This supplement should be read in conjunction with the Statement of Additional Information. Please retain this supplement for future reference.

The section entitled Investment Advisory and Other Services
Arrangements-Administrator is hereby replaced, in its entirety with the following:

     In addition to serving as the Advisor to the Funds, Munder Capital Management ("MCM"), MCM also serves as the administrator for the Funds of the Company, the Trust, Framlington, St. Clair and @Vantage. Pursuant to an administration agreement effective June 1, 2002 (the "Administration Agreement"), MCM is responsible for (i) the general administrative duties associated with the day-to-day operations of the Funds; (ii) monitoring and coordinating the activities of the Funds' other service providers; (iii) providing fund accounting functions, including overseeing the computation of each Fund's net asset value; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and
(vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

     The Administration Agreement permits MCM to enter into an agreement with one or more third-parties pursuant to which such third-parties may provide sub-administrative services to the Funds. Accordingly, MCM has entered into sub-administration agreements with State Street Bank and Trust Company, the Funds' former administrator, and FDI Distribution Services, Inc., an affiliate of the Funds' distributor, to provide certain administrative services to the Funds.

     As compensation for its administrative services, MCM receives an annual fee based upon a percentage of the average daily net assets of the Funds. For the period from June 1, 2002 through May 30, 2003, MCM has agreed to limit the total amount it may receive in the aggregate from the Company, the Trust, Framlington, St. Clair and @Vantage to $3.9 million for its services as administrator, after payment by MCM of sub-administration fees to the Funds' sub-administrators.

SUPSAI802